                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


   /s/ Stephen B. Timbers          Trustee         January 21, 1997
----------------------------

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


    /s/ David W. Belin             Trustee         January 21, 1997
----------------------------

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


    /s/ Lewis A. Burnham           Trustee         January 21, 1997
----------------------------

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


   /s/ Donald L. Dunaway           Trustee         January 21, 1997
----------------------------

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


   /s/ Robert B. Hoffman           Trustee         January 21, 1997
----------------------------

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


    /s/ Donald R. Jones            Trustee         January 21, 1997
----------------------------

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


   /s/ Dominique P. Morax          Trustee         January 21, 1997
----------------------------

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


  /s/ Shirley D. Peterson          Trustee         January 21, 1997
----------------------------

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Zurich YieldWise Money Fund.


          Signature                Title           Date


   /s/ William P. Sommers          Trustee         January 21, 1997
----------------------------